UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21129

   FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                        Flaherty & Crumrine Incorporated
                      301 E. Colorado Boulevard, Suite 720
                               PASADENA, CA 91101
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300

                      Date of fiscal year end: NOVEMBER 30

                     Date of reporting period: MAY 31, 2009



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND
To the Shareholders of Flaherty & Crumrine/Claymore Preferred Securities Income
Fund:

     As can be seen in the table below, the net asset value of the Fund rose substantially during the most recent fiscal quarter. A variety of factors contributed to the strength and, despite a dramatic recovery in the prices of preferred securities, we believe the sector remains undervalued relative to other market segments.

                       TOTAL RETURN ON NET ASSET VALUE(1)
                         FOR PERIODS ENDED MAY 31, 2009

                                                ACTUAL RETURNS       AVERAGE ANNUALIZED RETURNS
                                           -----------------------   --------------------------
                                           THREE     SIX     ONE      THREE   FIVE    LIFE OF
                                           MONTHS   MONTHS   YEAR     YEARS   YEARS   FUND (2)
                                           ------   ------   -----    -----   -----   --------
Flaherty & Crumrine/Claymore
Preferred Securities Income Fund .......    46.8%    28.9%   -31.8%   -15.7%   -8.0%   -4.3%
Lipper Domestic Investment Grade
Funds(3) ...............................    10.9%    13.5%    -5.9%     1.1%    2.6%    3.3%

----------
(1) Based on monthly data provided by Lipper Inc. in each calendar month during the relevant period. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which differs from the methodology used in the footnotes to the financial statements.

(2)  Since inception on January 29, 2003.

(3) Reflects the equally-weighted average performance returns of all closed-end funds in Lipper's Domestic Investment-Grade funds category in each month during the period. The category currently includes closed-end funds in the U.S. Mortgage and Corporate Debt BBB Rated sub-categories and has included other sub-categories in prior periods. Although the investment strategies used by the Fund differ significantly from the strategies used by these other fixed-income funds, the Fund seeks to accomplish a similar objective.

     After several quarters of sharply declining prices, the preferred market was poised for a rebound. But even with eye-popping appreciation over the past few months, prices on the vast majority of preferred securities remain well below the highs of last year.

     The state of the market appeared to hit rock bottom in early March, when the financial system was rumored to be on the brink of collapse. Since that time cooler heads have prevailed and the rumors appear to have been greatly exaggerated. Many financial companies have taken steps to strengthen their balance sheets and a few have already returned funds received from the government for emergency assistance.

     We have recently watched with fascination the stunning reversal of a long-term trend. Over the past decade, large and mid-sized financial companies in need of new capital often chose to issue preferred and hybrid securities rather than sell common stock. This strategy seemed to satisfy both their common shareholders and regulators; investors, including FFC, became quite comfortable purchasing these securities. Hundreds of billions of dollars of this "senior equity" has been issued. Recently (and dramatically), the emphasis has flip-flopped, and many financial companies have been taking steps to replace preferred securities with common stock, or have simply sold additional common stock.

     These steps are very beneficial to owners of preferred securities and have been the main driver of the recent recovery in preferred prices. Prices have improved as issuers typically pay above-market levels in order to exchange a sufficient amount of preferred securities for common stock. The credit quality of preferred securities that remain outstanding improves because common stock ranks junior to preferred securities, so the more common stock a company has outstanding (relative to preferred), the greater the protection against adversity. This trend is important to the Fund, so we've posted a more detailed discussion in the "Discussion Topics" below.

     The Fund's holdings in financial issuers (mostly banks and insurance companies) were responsible for much of its poor performance over the past year, and they were the primary contributors to its positive performance over this past quarter. The extraordinary steps taken by the various federal government entities appear to be helping, but the ultimate recovery of the financial sector will hinge on a broad economic recovery. We discuss the economic outlook on the Fund's website, www.fcclaymore.com.

     We don't want to neglect the non-financial portion of the portfolio, but for most of these holdings things have been blissfully uneventful for some time. The Fund is required to maintain at least 25% of the portfolio in the utility industry, but since the industry comprises only 5% of the entire preferred universe, we tend to have greater concentrations in certain credits. By overweighting utilities, the Fund outperformed the broader preferred market when financials were collapsing, but it also meant the Fund underperformed during the past quarter. All things considered, however, utilities have been a good thing to own.

     Unfortunately, the Fund does have a few investments in companies that have stopped making dividend or interest payments on their securities. These positions are identified in the portfolio listing as "non-income producing". The prices of these securities have declined to reflect the market consensus on the outlook for the issuers, and thus are fully reflected in the net asset value of the Fund. In addition, as discussed below, we take these situations into consideration when determining the amount of the Fund's monthly distribution to shareholders.

     In an important development, the Fund announced recently the redemption of all remaining shares of its auction market preferred stock (AMPS), the final step in conversion of preferred stock leverage to bank debt. As discussed in the past, we have been moving in this direction for some time, but before we could redeem 100% of the AMPS, some obstacles had to be overcome. In recent days, the last of these were addressed and the new debt terms have been finalized.

     Replacing AMPS with bank debt should benefit the Fund in several ways. Initially, and we expect over the long run, the bank loan will be less expensive than the AMPS. This will especially be true if (and when) short term interest rates increase. In addition, we should have greater flexibility managing assets of the Fund, and while we don't envision doing anything differently from the way we do things now, there are likely to be instances when the additional flexibility will be important.

     More information is always available on the Fund's website, including discussion of many of the topics in this letter. This calendar year, we have written about preferred securities valuations, the Citicorp exchange offer, the U.S. government's Capital Assistance Plan, the results of the "stress tests" of key financial institutions and, most recently, our interest rate hedging strategy. We encourage you to visit the website at www.fcclaymore.com.

Sincerely,


/s/ Donald F. Crumrine                  /s/ Robert M. Ettinger
Donald F. Crumrine                      Robert M. Ettinger
Chairman of the Board                   President

July 20, 2009

                                DISCUSSION TOPICS

THE FUND'S PORTFOLIO RESULTS AND COMPONENTS OF TOTAL RETURN ON NAV

     As the table below demonstrates, the preferred market performed very well during the first six months of the Fund's fiscal year ending May 31st, although the recovery didn't actually begin until early March. While no index comprehensively reflects the preferred market, Merrill Lynch publishes four different indices which attempt to measure performance of some sectors of the investment-grade preferred securities market: the Merrill Lynch 8% Capped DRD Preferred Stock Index (which includes traditional tax-advantaged preferred stocks); the Merrill Lynch 8% Capped Hybrid Preferred Securities Index (which includes fully-taxable, exchange-traded preferred securities); the Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index (which includes fully-taxable capital securities); and the Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index (which includes both tax-advantaged and taxable preferred securities with adjustable dividends). Set forth below are the six month total returns for these indices:

          TOTAL RETURNS OF MERRILL LYNCH PREFERRED SECURITIES INDICES*
                      FOR THE SIX MONTHS ENDED MAY 31, 2009

Merrill Lynch 8% Capped DRD Preferred Stock Index(SM) .................    +3.8%
Merrill Lynch 8% Capped Hybrid Preferred Securities Index(SM) .........   +12.3%
Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index(SM) ...   +17.7%
Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index(SM) ....   +31.3%

* The Merrill Lynch 8% Capped DRD Preferred Stock Index(SM) includes investment grade preferred securities issued by both corporations and government agencies that qualify for the corporate dividend received deduction with issuer concentration capped at a maximum of 8%. The Merrill Lynch 8% Capped Hybrid Preferred Securities Index(SM) includes taxable, fixed-rate, U.S. dollar-denominated investment-grade, preferred securities listed on a U.S. exchange with issuer concentration capped at 8%. The Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index(SM) includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators with issuer concentration capped at a maximum of 8%. The Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index(SM) includes adjustable rate preferred securities issued by US corporations and government agencies with issuer concentration capped at a maximum of 7%. All index returns include interest and dividend income and, unlike the Fund's returns, are unmanaged and do not reflect any expenses.

     As the following table demonstrates, the Fund's total return on its securities portfolio (before leverage) outperformed these indices, with the exception of the Merrill index measuring adjustable rate preferreds. However, adjustable rate preferred securities constitute only approximately 3% of the entire preferred market, about the same weighting as these securities are held in the Fund. In contrast to the experience last year, the strategy of using leverage to increase current income has magnified the positive returns over the Fund's fiscal year-to-date, and, even net of its expenses, caused the NAV of the Fund to outperform these unleveraged indices (except for adjustable rate preferreds).

     The following table reflects performance of each investment tool used by the Fund to achieve its objective, namely: (a) investing in a portfolio of securities; (b) hedging that portfolio of securities against significant increases in long-term interest rates (although no hedges were in place over the Fund's fiscal year-to-date (see the following discussion on interest rate hedging)); and (c) issuing auction-rate preferred stock or utilizing debt to leverage and enhance returns to Common Stock shareholders. The table then adjusts for the impact of the Fund's operating expenses excluding the cost of leverage to arrive at a total return on NAV (which factors in all of these items).

                     COMPONENTS OF FFC'S TOTAL RETURN ON NAV
                      FOR THE SIX MONTHS ENDED MAY 31, 2009

Total Return on Unleveraged Securities
   Portfolio (including principal and income) .........................   +19.1%
Return from Interest Rate Hedging Strategy ............................     0.0%
Impact of Leverage ....................................................   +10.5%
Expenses ..............................................................    -0.7%
                                                                          -----
   TOTAL RETURN ON NAV ................................................   +28.9%

TOTAL RETURN ON MARKET PRICE OF FUND SHARES

     While our focus is primarily on managing the Fund's investment portfolio, an investor's actual return is comprised of monthly dividend payments plus changes in the Fund's market price. The improvement in investor psychology impacting valuation of the Fund's securities has also favorably affected the relationship between the intrinsic value of the Fund (its NAV) and its market price. Over the Fund's fiscal year-to-date through May 31st, the excellent return on NAV plus the narrowing of the Fund's market price discount to NAV combined to produce a total return on MARKET VALUE of +32.8%. During the 2nd fiscal quarter alone, total return on MARKET VALUE was +44.3%.

       FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND (FFC)
            PREMIUM/DISCOUNT OF MARKET PRICE TO NAV THROUGH 6/30/2009

                               (PERFORMANCE GRAPH)

   Date           Prem/Disc
   ----         -------------
 1/31/2003        0.05163728
  2/7/2003       0.051572327
 2/14/2003       0.053451178
 2/21/2003       0.051217464
 2/28/2003       0.044657763
  3/7/2003       0.041666667
 3/14/2003       0.046346555
 3/21/2003       0.052295918
 3/28/2003          0.049979
  4/4/2003       0.054522401
 4/11/2003       0.051745898
 4/18/2003       0.040867389
 4/25/2003       0.028547787
  5/2/2003       0.026380874
  5/9/2003        0.01012966
 5/16/2003      -0.015760441
 5/23/2003      -0.042741625
 5/30/2003      -0.023210832
  6/6/2003      -0.024504084
 6/13/2003      -0.041221374
 6/20/2003      -0.013586957
 6/27/2003      -0.005076142
  7/4/2003       0.002740799
 7/11/2003       0.001183432
 7/18/2003       0.001592991
 7/25/2003            -0.002
  8/1/2003            -0.004
  8/8/2003       0.007272727
 8/15/2003      -0.004008016
 8/22/2003      -0.003990423
 8/29/2003      -0.002773376
  9/5/2003      -0.001988862
 9/12/2003      -0.007911392
 9/19/2003      -0.020678892
 9/26/2003      -0.022806339
 10/3/2003      -0.010861133
10/10/2003       0.004705882
10/17/2003       0.011705033
10/24/2003       0.012066952
10/31/2003       0.010497667
 11/7/2003       0.043065982
11/14/2003       0.022550544
11/21/2003       0.010046368
11/28/2003       0.035742036
 12/5/2003       0.025404157
12/12/2003       0.071227364
12/19/2003       0.062301587
12/26/2003       0.067776457
  1/2/2004       0.073170732
  1/9/2004       0.053003534
 1/16/2004       0.051401869
 1/23/2004       0.051191872
 1/30/2004       0.046292664
  2/6/2004       0.058039216
 2/13/2004       0.056360078
 2/20/2004       0.061119874
 2/27/2004       0.057008981
  3/5/2004       0.049922601
 3/12/2004       0.054116738
 3/19/2004       0.063608327
 3/26/2004       0.083951581
  4/2/2004       0.075620323
  4/9/2004       0.054653465
 4/16/2004       0.038507822
 4/23/2004      -0.003667482
 4/30/2004       -0.00163332
  5/7/2004      -0.008431703
 5/14/2004       0.024070946
 5/21/2004       0.003781513
 5/28/2004       0.020416667
  6/4/2004       0.016666667
 6/11/2004       0.020929259
 6/18/2004       0.015513627
 6/25/2004        0.00295733
  7/2/2004       0.014333895
  7/9/2004        0.01888376
 7/16/2004       0.024471174
 7/23/2004       0.018867925
 7/30/2004        0.03394803
  8/6/2004        0.03327787
 8/13/2004       0.036039768
 8/20/2004       0.036636137
 8/27/2004       0.045624222
  9/3/2004       0.046511628
 9/10/2004       0.043174342
 9/17/2004       0.034623218
 9/24/2004       0.025162338
 10/1/2004       0.041495481
 10/8/2004       0.049448304
10/15/2004       0.051731161
10/22/2004       0.047247329
10/29/2004       0.060705496
 11/5/2004       0.043978627
11/12/2004       0.056239737
11/19/2004       0.064197531
11/26/2004       0.063218391
 12/3/2004       0.037860082
12/10/2004       0.032179226
12/17/2004       0.032179226
12/24/2004       0.055349029
12/31/2004       0.069078947
  1/7/2005       0.063197026
 1/14/2005       0.042622951
 1/21/2005       0.042247744
 1/28/2005       0.035962403
  2/4/2005       0.052419355
 2/11/2005       0.034315704
 2/18/2005       0.034398034
 2/25/2005       0.036341364
  3/4/2005       0.034651447
 3/11/2005        0.00204918
 3/18/2005      -0.041322314
 3/25/2005      -0.051368421
  4/1/2005      -0.074213836
  4/8/2005      -0.088963491
 4/15/2005      -0.077473684
 4/22/2005      -0.061026936
 4/29/2005      -0.047459051
  5/6/2005      -0.028317836
 5/13/2005       -0.05803196
 5/20/2005      -0.052320675
 5/27/2005      -0.045492839
  6/3/2005      -0.037052456
 6/10/2005      -0.023819473
 6/17/2005      -0.027242246
 6/24/2005      -0.034280936
  7/1/2005      -0.034352744
  7/8/2005      -0.015533165
 7/15/2005       -0.02853546
 7/22/2005       -0.02064027
 7/29/2005       0.000841043
  8/5/2005      -0.015638208
 8/12/2005      -0.007569386
 8/19/2005      -0.018082422
 8/26/2005      -0.019035533
  9/2/2005      -0.012236287
  9/9/2005      -0.000848536
 9/16/2005       -0.01323655
 9/23/2005      -0.027225583
 9/30/2005      -0.070251518
 10/7/2005       -0.08083442
10/14/2005      -0.098425197
10/21/2005      -0.077631579
10/28/2005      -0.081461911
 11/4/2005      -0.086063783
11/11/2005      -0.086139047
11/18/2005      -0.120280948
11/25/2005      -0.110570544
 12/2/2005       -0.11130742
 12/9/2005      -0.132450331
12/16/2005      -0.164100308
12/23/2005      -0.146748682
12/30/2005      -0.154250657
  1/6/2006      -0.098905908
 1/13/2006       -0.09650655
 1/20/2006      -0.076043956
 1/27/2006       -0.07513181
  2/3/2006      -0.082969432
 2/10/2006      -0.068003487
 2/17/2006      -0.060035057
 2/24/2006      -0.068739054
  3/3/2006      -0.075065847
 3/10/2006      -0.131521263
 3/17/2006       -0.11826544
 3/24/2006      -0.107834507
 3/31/2006      -0.125772286
  4/7/2006      -0.126441881
 4/14/2006      -0.149889135
 4/21/2006      -0.130143113
 4/28/2006      -0.115487914
  5/5/2006      -0.127126231
 5/12/2006      -0.124944221
 5/19/2006      -0.130899377
 5/26/2006      -0.121918422
  6/2/2006      -0.111359571
  6/9/2006      -0.118727599
 6/16/2006       -0.11091073
 6/23/2006      -0.109090909
 6/30/2006      -0.114441417
  7/7/2006      -0.128784455
 7/14/2006      -0.120053957
 7/21/2006      -0.121786198
 7/28/2006      -0.103153153
  8/4/2006      -0.104035874
 8/11/2006      -0.088618983
 8/18/2006       -0.08743897
 8/25/2006      -0.089897641
  9/1/2006      -0.082082966
  9/8/2006      -0.094289509
 9/15/2006      -0.089703933
 9/22/2006      -0.106392294
 9/29/2006      -0.096590909
 10/6/2006      -0.091188075
10/13/2006      -0.081354442
10/20/2006      -0.070738137
10/27/2006      -0.073510222
 11/3/2006      -0.092568449
11/10/2006      -0.084767642
11/17/2006      -0.073390558
11/24/2006      -0.070507309
 12/1/2006      -0.065189604
 12/8/2006      -0.058672377
12/15/2006      -0.052835052
12/22/2006      -0.062122519
12/29/2006      -0.075161987
  1/5/2007      -0.067010309
 1/12/2007      -0.057377049
 1/19/2007      -0.065002152
 1/26/2007      -0.056111353
  2/2/2007      -0.059991368
  2/9/2007      -0.056111353
 2/16/2007      -0.072010287
 2/23/2007      -0.065580797
  3/2/2007       -0.06385696
  3/9/2007      -0.061670236
 3/16/2007      -0.062982005
 3/23/2007      -0.029079861
 3/30/2007       -0.02832244
  4/5/2007      -0.019222368
 4/13/2007      -0.037603848
 4/20/2007       -0.04143044
 4/27/2007      -0.031004367
  5/4/2007      -0.043383948
 5/11/2007      -0.044328553
 5/18/2007      -0.031537451
 5/25/2007      -0.057130204
  6/1/2007      -0.042628774
  6/8/2007      -0.065500224
 6/15/2007      -0.064545047
 6/22/2007      -0.096934175
 6/29/2007      -0.079350766
  7/6/2007      -0.075736961
 7/13/2007      -0.076086957
 7/20/2007      -0.098585121
 7/27/2007      -0.092198582
  8/3/2007       -0.10268488
 8/10/2007      -0.104961832
 8/17/2007      -0.138183594
 8/24/2007      -0.116256633
 8/31/2007      -0.109247724
  9/7/2007       -0.11010916
 9/14/2007      -0.087651332
 9/21/2007      -0.107350097
 9/28/2007      -0.131553861
 10/5/2007       -0.12184674
10/12/2007      -0.134152102
10/19/2007       -0.14600939
10/26/2007      -0.128156265
 11/2/2007      -0.143680923
 11/9/2007      -0.148851149
11/16/2007      -0.151930894
11/23/2007      -0.154521964
11/30/2007      -0.109439834
 12/7/2007      -0.101632438
12/14/2007      -0.122712594
12/21/2007      -0.126367615
12/28/2007      -0.126361656
  1/4/2008      -0.115282919
 1/11/2008      -0.082852648
 1/18/2008      -0.082501314
 1/25/2008      -0.063987308
  2/1/2008      -0.070239334
  2/8/2008      -0.057052298
 2/15/2008      -0.087965461
 2/22/2008       -0.10326087
 2/29/2008      -0.118152524
  3/7/2008      -0.086051744
 3/14/2008      -0.095930233
 3/20/2008      -0.104919976
 3/28/2008      -0.110516934
  4/4/2008      -0.113557358
 4/11/2008      -0.120092379
 4/18/2008      -0.099245502
 4/25/2008      -0.076785714
  5/2/2008      -0.087536232
  5/9/2008      -0.088505747
 5/16/2008      -0.078871618
 5/23/2008      -0.080304807
 5/30/2008      -0.057953873
  6/6/2008      -0.080952381
 6/13/2008       -0.05918619
 6/20/2008      -0.098174953
 6/27/2008      -0.105530833
 6/30/2008      -0.110402042
  7/3/2008      -0.121621622
 7/11/2008      -0.077235772
 7/18/2008      -0.065724382
 7/25/2008      -0.097183099
  8/1/2008      -0.092350103
  8/8/2008      -0.072702332
 8/15/2008      -0.040661613
 8/22/2008      -0.054169636
 8/29/2008      -0.053596615
  9/5/2008      -0.061452514
 9/12/2008      -0.040189125
 9/19/2008      -0.075389948
 9/26/2008      -0.148897059
 10/3/2008      -0.284878049
10/10/2008      -0.500579374
10/17/2008      -0.266045549
10/24/2008      -0.285420945
10/31/2008      -0.050701187
 11/7/2008      -0.146551724
11/14/2008       -0.18722467
11/21/2008      -0.366751269
11/28/2008      -0.106714628
 12/5/2008      -0.260869565
12/12/2008      -0.234803337
12/19/2008      -0.146254459
12/26/2008      -0.138497653
12/31/2008      -0.124293785
  1/2/2009      -0.058165548
  1/9/2009      -0.105882353
 1/16/2009      -0.081587652
 1/23/2009       -0.01369863
 1/30/2009       0.006150062
  2/6/2009      -0.021601017
 2/13/2009        0.00630517
 2/20/2009      -0.102011494
 2/27/2009      -0.065620542
  3/6/2009       -0.20722135
 3/13/2009      -0.105990783
 3/20/2009      -0.154639175
 3/27/2009      -0.083451202
 3/31/2009      -0.107391911
  4/3/2009      -0.045454545
  4/9/2009      -0.045333333
 4/17/2009      -0.019035533
 4/24/2009      -0.056410256
  5/1/2009       -0.04040404
  5/8/2009      -0.068287037
 5/15/2009      -0.063063063
 5/22/2009      -0.076586433
 5/29/2009      -0.081218274
  6/5/2009       0.001978239
 6/12/2009      -0.021093001
 6/19/2009      -0.015444015
 6/26/2009       -0.00286533
 6/30/2009        0.00191022

     Even following the recovery over the past several months in both the Fund's NAV and market price, as of June 30th the Fund still returns a high current yield based on market price of 13.0%.

MONTHLY DISTRIBUTIONS TO FUND SHAREHOLDERS

     The monthly distribution paid to shareholders is intended to reflect current market conditions, but we also must make assumptions about the future. We begin with an estimate of the sustainable income generated from the investment portfolio, and end with a forecast of expenses. While it sounds simple, in periods of rapid change, forecasting income and expenses becomes more art than science. There are always a lot of moving parts when the Fund sets the monthly distribution, and the present is no different.

     With regard to income earned by the Fund, the financial crisis has claimed many victims and there are now a few holdings in the Fund's portfolio that are not presently making dividend or interest payments. These are identified as "non-income producing" in the portfolio listing that follows. If these companies are not able to resolve their present difficulties, they are unlikely to resume making distributions. We are monitoring these situations very closely and will make adjustments as necessary. Because these non-income producing holdings have already fallen in price to nominal values, the risk to NAV from holding them is minimal.

     In addition, some distributions received by the Fund may be classified as "return of capital". This is an accounting concept that results when an issuer has sufficient funds to make dividend payments, but its retained earnings balance is less than the amount distributed. In such instances, the Fund receives payment, but it must be treated differently from other distributions by both the Fund and Fund shareholders.

     On the plus side, we expect the steps being taken to replace the remaining auction market preferred stock with a bank loan will reduce the expense incurred by the Fund on its leverage. Following is a discussion of the Fund's leverage. Terms of the bank loan are described in footnote 7 of the financial statements.

THE FUND'S LEVERAGE

     As we've discussed in prior reports, collapse of the auction preferred stock market in February 2008 caused the Fund's outstanding auction market preferred stock (AMPS) to reset at relatively high "maximum rates." As a result, the Fund has since sought reasonable alternatives to its use of auction market preferred stock for leverage. While the Fund was able to replace the majority of its AMPS with debt about a year ago, it still sourced a portion of its leverage from AMPS. Only recently has the Fund been able to overcome two significant hurdles to refinancing all its remaining AMPS.

     The Investment Company Act of 1940 presented the first hurdle for the Fund. The Investment Company Act only requires the Fund to have 200% asset coverage for its outstanding preferred stock. In other words, the Fund must have $2 in assets for every $1 of AMPS outstanding. For much of the Fund's history, it comfortably had preferred asset coverage well in excess of 200%. For debt, however, the Fund must have 300% asset coverage - $3 in assets for every $1 borrowed.

     Unprecedented market conditions in the past year made it very difficult to maintain even 200% asset coverage, let alone the 300% for borrowed money. As a result, in October 2008, the Fund applied for exemptive relief from the Securities and Exchange Commission to allow it to use debt to refinance its then-outstanding AMPS that would only be subject to a 200% asset coverage requirement. After several revisions to the Fund's application, on June 1st the Fund finally received SEC exemptive relief that allows 200% asset coverage on this refinancing debt. Importantly, though, this relief only lasts until October 31, 2010. By that date, the Fund must have 300% asset coverage whenever it borrows money.

     The other hurdle, of course, came from finding a loan on terms sufficiently reasonable to make sense for the Fund's common stock shareholders. Like any other borrower during the financial crisis, it took a little bit of time to obtain this financing. Happily, with the exemptive relief now in hand, on June 26th, the Fund was able to announce that it had secured this funding and that it could now redeem all outstanding AMPS.

     The recent recovery in the Fund's portfolio has helped the Fund significantly improve its asset coverage. As of June 30th, the Fund's leverage (both preferred and debt) had asset coverage of 298%. It is important to note that refinancing the Fund's source of leverage does not affect the dollar amount of leverage used by the Fund. In other words, leverage will continue to provide a similar impact (whether positive or negative) to the Fund's common shareholders as it has in prior periods.

PREFERRED MARKET CONDITIONS

     The preferred securities market has recovered significantly over the past several months, as the financial market's concern about broad nationalization of the U.S. banking system has abated and the pace of economic deterioration has moderated. With preferred securities priced in early March for a much worse experience than existed during the Great Depression, even a difficult recession looked pretty good.

     A critical factor in the preferred market's improvement has been a meaningful shift in the role of preferred stock and hybrid securities in the capital structure of banks and financial companies. We anticipate these changes will have a long-term positive impact on the preferred market, even though we may encounter further uncertainty before it all plays out.

     Falling between debt and equity on a company's balance sheet, preferred securities have long been used as an effective way for companies to get some of the benefits of common equity without diluting the interests of their common stock shareholders. In the years leading up to the financial crisis, the portion of overall capital comprised of preferred securities increased substantially, often as a means to finance common stock repurchases. Compared to ten years ago, the balance sheet of a typical bank, insurance or finance company has become more skewed toward preferred securities and less toward common stock. This emphasis on preferred over common was supported by regulators and rating agencies alike. Preferred capital increased still further when the federal government decided to inject capital into troubled banks and insurance companies. (Although, while it did so through investment in preferred securities, these securities rank at a level JUNIOR to existing taxable preferreds and PARI PASSU (or equal to) existing traditional preferred stocks.)

     As we have discussed in recent letters, three factors - excess supply, deleveraging and credit deterioration - were primarily responsible for the steep drop in prices of preferred securities. But many preferred prices became so distressed that companies realized if they issued common stock and used the proceeds to PURCHASE their own preferred securities at deep discounts to par, they could simultaneously reduce their dividend expense and increase their common equity ratio.

     Some companies executed this recapitalization formally via public offers to exchange preferred shares into common stock, which directly adds to common equity. Other companies simply purchased preferred shares in the open market; the discount to par is booked as a gain, which adds to earnings and thus to common equity. In either event, these efforts were done at substantial premiums to the previously existing market prices for their preferreds, giving a major boost to the preferred market. In addition, by adding to common equity and reducing preferreds on the balance sheet, these companies improved the creditworthiness of their remaining preferred securities, which has aided investor confidence tremendously. As confidence has re-emerged, other investors have waded back in, reinforcing these higher preferred prices.

     In another sign of life in the preferred market, a few new issues have been brought to market in recent weeks. The new deals have been structured to attract non-institutional investors ($25 par value and listed on the NYSE), and have been met with healthy demand.

     We still expect some bumps in the road. The economy remains weak and there are plenty of troubled loans to work out. In addition, although the preferred exchanges and buybacks have been beneficial for the market, virtually all of them have been done at discounts to par value. However, we think the crisis phase of the market has passed, and investors should begin to refocus on individual credits rather than worry about the solvency of the financial system as a whole.

IMPACT ON THE FUND OF RATING AGENCY DOWNGRADES OF PREFERRED SECURITIES

     As the financial crisis intensified, the three primary credit rating agencies - Moody's Investors Service, Standard and Poor's, and Fitch Ratings - downgraded many preferred securities, with some falling from investment grade to below investment grade. Not surprisingly, these downgrades have been concentrated among financial issuers, but utilities and other industries also have seen downgrades. Upgrades have been few and far between. In most cases, we agreed with the direction of the rating actions early in the crisis. Financial institutions faced unprecedented risks as the financial crisis unfolded, and those risks needed to be reflected in issuers' ratings, although we think preferred ratings were sometimes reduced to levels that were inconsistent with their senior and subordinated debt ratings. We have been more baffled by some recent downgrades, however, given brightening economic prospects, much improved money and credit markets, and strengthened capital positions at many (though not all) financial institutions.

     Regardless of our own views, the rating agencies still matter in the management of the Fund, so it's worth taking a moment to understand how these rating actions affect it. First, and perhaps most obviously, the price of a preferred tends to fall, if only temporarily, when it is downgraded. This affects NAV, of course, but it also affects the Fund's leverage ratio. If many of the Fund's holdings decline in value, the Fund may (and at several points over the past nine months, did) need to sell securities in order to reduce leverage, typically resulting in a loss. Even if preferred prices subsequently recover, lower leverage means that NAV will not recover to the same extent.

     Second, the Fund is required to meet certain asset coverage tests, and ratings determine how much of a security's market value may be used to cover fund liabilities. If a security is downgraded, especially if it is downgraded from investment grade to below investment grade, its coverage value generally decreases (even if its price does not). At a minimum, this reduces the "excess" coverage of the Fund. If enough securities are downgraded, the Fund may have to reduce borrowings, or sell lower-rated securities and buy higher-rated ones; both probably mean lower levels of income for the Fund. Of course, we try to manage the Fund to avoid that outcome, but downgrades definitely make it more difficult.

     Finally, the Fund has an investment policy that limits holdings of securities without an investment grade rating by at least one agency to 20% of total assets. The Fund is not required to sell assets if downgrades push holdings above the limit, but it cannot add to such holdings until they are again below the limit. Historically, this has not been a significant constraint on the management of the Fund. Our focus is on investment-grade issuers, and most preferreds from these issuers were rated investment grade. Recent ratings actions have pushed many preferreds below investment grade at one or more rating agencies, even when the issuer's senior debt remains solidly investment grade. For example, Moody's rates Wells Fargo senior unsecured debt A1 but its preferred stock only Ba3, fully 8 notches lower. (This is one of those situations where we think the ratings are inconsistent: either Ba3 is too low for the preferreds or A1 is too high for the senior debt.) If the rating agencies continue to downgrade preferreds, the limit on below investment grade holdings could prevent the Fund from buying securities that it believes are attractive, which could reduce income or total return going forward.

     Although ratings actions have been overwhelmingly negative in recent quarters - and overdone in our view for many preferreds - we think the outlook is starting to improve, especially for financial institutions. As noted elsewhere in this letter, banks and insurance companies have raised a substantial amount of common equity capital over the past several months, both from common stock offerings and through preferred-to-common stock exchanges. Looking ahead, banks are going to hold thicker common equity cushions than they have historically. All of these things are positive for preferreds longer-term. While the Fund has a bit less maneuvering room than normal due to rating agency downgrades, we do not think those actions will have a substantial impact on the ability of the Fund to meet its objectives.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OVERVIEW
MAY 31, 2009 (UNAUDITED)

FUND STATISTICS ON 5/31/09
--------------------------
Net Asset Value                                                     $      9.85
Market Price                                                        $      9.05
Discount                                                                   8.12%
Yield on Market Price                                                     15.12%
Common Stock Shares Outstanding                                      42,628,455

MOODY'S RATINGS                                                   % OF PORTFOLIO
---------------                                                   --------------
AAA                                                                     0.5%
AA                                                                      6.5%
A                                                                       8.7%
BBB                                                                    54.8%
BB                                                                     18.8%
Below "BB"                                                              4.5%
Not Rated                                                               2.4%
Below Investment Grade*                                                16.5%

*    BELOW INVESTMENT GRADE BY BOTH MOODY'S AND S&P.

                                   (PIE CHART)

INDUSTRY CATEGORIES                                               % OF PORTFOLIO
-------------------                                               --------------
Other                                                                    5%
Banking                                                                 42%
Utilities                                                               26%
Insurance                                                               20%
Energy                                                                   6%
Financial Services                                                       1%

TOP 10 HOLDINGS BY ISSUER                                         % OF PORTFOLIO
-------------------------                                         --------------
Banco Santander                                                         6.5%
Liberty Mutual Group                                                    5.1%
Wells Fargo                                                             3.9%
Puget Energy                                                            3.7%
Capital One Financial                                                   3.6%
Axis Capital                                                            3.6%
PNC Financial Services                                                  3.5%
Dominion Resources                                                      3.4%
Peco Energy                                                             3.2%
Wisconsin Energy                                                        3.0%

                                                                                           % OF PORTFOLIO**
                                                                                           ----------------
Holdings Generating Qualified Dividend Income (QDI) for Individuals                               27%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)          15%

----------
** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                        MAY 31, 2009 (UNAUDITED)

 SHARES/$ PAR                                                                                                 VALUE
--------------                                                                                           --------------
PREFERRED SECURITIES -- 90.0%
                 BANKING -- 42.0%
$   19,000,000   Astoria Capital Trust I, 9.75% 11/01/29, Series B ...................................       17,984,906(1)
                 Banco Santander:
        59,800      Adj. Rate Pfd. ...................................................................          709,378**(2)
     1,620,890      6.50% Pfd. .......................................................................       28,483,089**(1)(2)
       734,697      6.80% Pfd. .......................................................................       12,543,115**(1)(2)
                 Bank of America Corporation:
       143,920      Adj. Rate Pfd., Series G .........................................................        1,921,332*(1)
       152,000      Adj. Rate Pfd., Series 5 .........................................................        2,272,400*(1)
        76,000      Fixed Income Pass-Through 2007-A, Cl. B, Adj. Rate Pfd., 144A**** ................              760*+
         4,000      Series II STRIPES Custodial Receipts, Pvt. .......................................           10,040*+
       400,000      6.25% Pfd. .......................................................................        6,068,000*(1)
        87,400      8.625% Pfd., Series 8 ............................................................        1,681,576*(1)
$   35,000,000   Capital One Capital III, 7.686% 08/15/36 ............................................       23,514,645(1)
$   35,100,000   CBG Florida REIT Corporation, 7.114%, 144A**** ......................................        5,275,881
                 CIT Group, Inc.:
        30,000      5.189% Pfd., Series B ............................................................          757,500*(1)
$   13,685,000      6.10% 03/15/67 ...................................................................        5,803,672
       385,662      6.35% Pfd., Series A .............................................................        3,379,363*(1)
       105,000   Cobank, ACB, 7.00% Pfd., 144A**** ...................................................        2,683,485*(1)
$   27,416,000   Comerica Capital Trust II, 6.576% 02/20/37 ..........................................       15,053,851
        28,800   FBOP Corporation, Adj. Rate Pfd., 144A**** ..........................................        8,640,000*
$    2,635,000   First Midwest Capital Trust I, 6.95% 12/01/33, Series B .............................        1,197,257(1)
         7,850   First Republic Preferred Capital Corporation, 10.50% Pfd., 144A**** .................        4,097,700(1)
         4,000   First Tennessee Bank, Adj. Rate Pfd., 144A**** ......................................        1,350,000*
$    1,950,000   First Tennessee Capital I, 8.07% 01/06/27, Series A .................................        1,264,089(1)
             6   FT Real Estate Securities Company, 9.50% Pfd., 144A**** .............................        2,580,000
                 Goldman Sachs:
        85,230      Cabco Trust Capital I, Adj. Rate Pfd. 02/15/34 ...................................        1,121,840(1)
$    5,800,000      Capital II, 5.793% ...............................................................        3,366,923
         3,600      STRIPES Custodial Receipts, Pvt. .................................................               36*
                 HSBC USA, Inc.:
       264,000      Adj. Rate Pfd., Series G .........................................................        3,715,140*
       632,000      Adj. Rate Pfd., Series D .........................................................        9,917,660*(1)
       617,000   Keycorp Capital IX, 6.75% Pfd. 12/15/66 .............................................       10,780,533(1)
$   38,000,000   Lloyds Banking Group PLC, 6.657%, 144A**** ..........................................       15,032,952**(2)

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2009 (UNAUDITED)

 SHARES/$ PAR                                                                                                 VALUE
--------------                                                                                           --------------
PREFERRED SECURITIES -- (CONTINUED)
                 BANKING -- (CONTINUED)
$   13,825,000   National City Preferred Capital Trust I, 12.00% .....................................     $ 13,717,552(1)
       295,000   PFGI Capital Corporation, 7.75% Pfd. ................................................        5,061,108(1)
       164,520   PNC Financial Services, 9.875% Pfd., Series F .......................................        4,096,548*(1)
$    5,000,000   Regions Financing Trust II, 6.625% 05/15/47 .........................................        3,473,420(1)
       493,425   Sovereign Bancorp, 7.30% Pfd., Series C .............................................        9,272,689*(1)
       170,500   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36 ......................................        3,473,511(1)
         7,691   Sovereign REIT, 12.00% Pfd., Series A, 144A**** .....................................        5,018,378(1)
                 U.S. Bancorp, Auction Pass-Through Trust, Cl. B:
            65      Series 2006-5, Variable Rate Pfd., 144A**** ......................................            1,626*+
            65      Series 2006-6, Variable Rate Pfd., 144A**** ......................................            1,626*+
            60   Union Planters Preferred Funding, 7.75% Pfd., Series 144A**** .......................        3,727,500
     1,369,600   Wachovia Preferred Funding, 7.25% Pfd., Series A ....................................       25,026,016(1)
                 Washington Mutual:
$    2,100,000      Preferred Funding IV, 9.75%, 144A**** ............................................            1,575++
$   10,050,000      Preferred Funding, 6.534%, 144A**** ..............................................           12,562++
$   11,067,000   Webster Capital Trust IV, 7.65% 06/15/37 ............................................        7,202,935
                                                                                                         --------------
                                                                                                            271,294,169
                                                                                                         --------------
                 FINANCIAL SERVICES -- 0.6%
$    7,000,000   Gulf Stream-Compass 2005 Composite Notes, 144A**** ..................................          365,190
                 Lehman Brothers Holdings, Inc.:
        34,000      5.67% Pfd., Series D .............................................................           13,600*++
       471,500      7.95% Pfd. .......................................................................           33,005*++
        20,000   Lehman Capital Trust III, 6.375% Pfd., Series K .....................................            8,450++
$   10,000,000   RACERS(R) Series 2005 AMMC V Trust, 144A**** ........................................        3,369,238
                                                                                                         --------------
                                                                                                              3,789,483
                                                                                                         --------------
                 INSURANCE -- 17.0%
                 Arch Capital Group Ltd.:
       113,350      7.875% Pfd., Series B ............................................................        2,347,762**(1)(2)
        90,721      8.00% Pfd., Series A .............................................................        2,010,604**(1)(2)
                 AXA SA:
$    2,000,000      6.463%, 144A**** .................................................................        1,204,680**(2)
$    2,000,000      6.379%, 144A**** .................................................................        1,243,000**(2)

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2009 (UNAUDITED)

 SHARES/$ PAR                                                                                                 VALUE
--------------                                                                                           --------------
PREFERRED SECURITIES -- (CONTINUED)
                 INSURANCE -- (CONTINUED)
                 Axis Capital Holdings:
       207,900      7.25% Pfd., Series A .............................................................   $    3,911,119**(1)(2)
       281,505      7.50% Pfd., Series B .............................................................       19,573,409(1)(2)
        37,000   Corts Provident Financing Trust I, 8.50% Pfd. .......................................          668,313(1)
       558,000   Delphi Financial Group, 7.376% Pfd. 05/15/37 ........................................        7,149,375(1)
$   18,041,000   Everest Re Holdings, 6.60% 05/15/37 .................................................        9,212,528(1)
$    6,650,000   Great West Life & Annuity Insurance, 7.153% 05/16/46, 144A**** ......................        5,038,771(1)
                 Liberty Mutual Group:
$   26,200,000      7.80% 03/15/37, 144A**** .........................................................       12,858,567(1)
$    7,600,000      10.75% 06/15/58, 144A**** ........................................................        4,718,840(1)
$    8,465,000   MetLife Capital Trust X, 9.25% 04/08/38, 144A**** ...................................        7,211,215(1)
                 Renaissancere Holdings Ltd.:
       120,300      6.08% Pfd., Series C .............................................................        2,066,754**(1)(2)
       311,300      6.60% Pfd., Series D .............................................................        6,008,090**(1)(2)
        82,235      7.30% Pfd., Series B .............................................................        1,588,163**(1)(2)
       407,200   Scottish Re Group Ltd., 7.25% Pfd. ..................................................          941,650**(2)+
$    7,425,000   USF&G Capital, 8.312% 07/01/46, 144A**** ............................................        6,324,660(1)
$   13,000,000   USF&G Capital I, 8.50% 12/15/45, 144A**** ...........................................       11,319,074(1)
$    6,400,000   ZFS Finance USA Trust V, 6.50% 05/09/37, 144A**** ...................................        4,352,000(1)
                                                                                                         --------------
                                                                                                            109,748,574
                                                                                                         --------------
                 UTILITIES -- 24.1%
        10,000   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 ...........................          925,625*(1)
       328,179   Calenergy Capital Trust III, 6.50% Pfd. 09/01/27 ....................................       13,209,205(1)
        35,000   Central Maine Power, 5.25% Pfd., Pvt. ...............................................        2,467,500*
$   17,645,000   COMED Financing III, 6.35% 03/15/33 .................................................       10,433,630
$   15,675,000   Dominion Resources Capital Trust I, 7.83% 12/01/27 ..................................       14,079,724(1)
$   11,000,000   Dominion Resources, Inc., 7.50% .....................................................        7,626,861(1)
       131,000   Entergy Arkansas, Inc., 6.45% Pfd. ..................................................        2,718,250*
        63,184   FPC Capital I, 7.10% Pfd., Series A .................................................        1,526,683(1)
       130,140   Georgia Power Company, 6.50% Pfd., Series 07-A ......................................       10,789,426*(1)
       119,805   Indianapolis Power & Light Company, 5.65% Pfd. ......................................        8,053,148*
$    2,386,000   PECO Energy Capital Trust III, 7.38% 04/06/28, Series D .............................        1,962,397(1)
$   27,000,000   PECO Energy Capital Trust IV, 5.75% 06/15/33 ........................................       18,607,590(1)
$   35,000,000   Puget Sound Energy, Inc., 6.974% 06/01/67 ...........................................       23,800,000(1)

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2009 (UNAUDITED)

 SHARES/$ PAR                                                                                                 VALUE
--------------                                                                                           --------------
PREFERRED SECURITIES -- (CONTINUED)
                 UTILITIES -- (CONTINUED)
                 Southern California Edison:
        74,235      6.00% Pfd., Series C .............................................................   $    5,801,933*(1)
        42,615      6.125% Pfd. ......................................................................        3,419,854*
$   12,950,000   Southern Union Company, 7.20% 11/01/66 ..............................................        7,899,500(1)
$    4,200,000   Union Electric Company, 7.69% 12/15/36, Series A ....................................        3,442,026(1)
$   26,500,000   Wisconsin Energy Corporation, 6.25% 05/15/67 ........................................       19,107,295(1)
                                                                                                         --------------
                                                                                                            155,870,647
                                                                                                         --------------
                 ENERGY -- 4.9%
$   24,360,000   Enbridge Energy Partners LP, 8.05% 10/01/37 .........................................       15,976,774(1)
$   22,000,000   Enterprise Products Partners, 7.034% 01/15/68 .......................................       15,422,286(1)
                                                                                                         --------------
                                                                                                             31,399,060
                                                                                                         --------------
                 MISCELLANEOUS INDUSTRIES -- 1.4%
       112,750   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** .................................        7,233,623*
$    2,970,000   Stanley Works, 5.902% 12/01/45 ......................................................        1,667,189
                                                                                                         --------------
                                                                                                              8,900,812
                                                                                                         --------------
                 TOTAL PREFERRED SECURITIES
                    (Cost $901,800,101) ..............................................................      581,002,745
                                                                                                         --------------
CORPORATE DEBT SECURITIES -- 6.1%
                 FINANCIAL SERVICES -- 0.1%
$    4,726,012   Lehman Brothers, Guaranteed Note, Variable Rate, 12/16/16, 144A**** .................          427,231++
                                                                                                         --------------
                                                                                                                427,231
                                                                                                         --------------
                 INSURANCE -- 2.6%
$   26,546,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A**** .................................       15,644,938(1)
$    2,000,000   UnumProvident Corporation, 7.25% 03/15/28, Senior Notes .............................        1,192,622(1)
                                                                                                         --------------
                                                                                                             16,837,560
                                                                                                         --------------

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                        MAY 31, 2009 (UNAUDITED)

 SHARES/$ PAR                                                                                                 VALUE
--------------                                                                                           --------------
CORPORATE DEBT SECURITIES -- (CONTINUED)
                 UTILITIES -- 1.5%
                 Southern Union Company:
$    5,300,000      7.60% 02/01/24, Senior Notes .....................................................   $    4,583,064(1)
$    6,047,000      8.25% 11/15/29, Senior Notes .....................................................        5,342,065(1)
                                                                                                         --------------
                                                                                                              9,925,129
                                                                                                         --------------
                 ENERGY -- 1.0%
$    8,500,000   Noble Energy, Inc., 7.25% 08/01/97 ..................................................        6,283,922(1)
                                                                                                         --------------
                                                                                                              6,283,922
                                                                                                         --------------
                 REAL ESTATE INVESTMENT TRUST (REIT) -- 0.3%
$    3,500,000   Realty Income Corporation, 5.875% 03/15/35 ..........................................        2,365,163(1)
                                                                                                         --------------
                                                                                                              2,365,163
                                                                                                         --------------
                 MISCELLANEOUS INDUSTRIES -- 0.6%
        16,500   Corp-Backed Trust Certificates, 7.00% 11/15/28, Series Sprint .......................          225,555(1)
                 Pulte Homes, Inc.:
        58,240      7.375% 06/01/46 ..................................................................          885,976
$    3,550,000      7.875% 06/15/32 ..................................................................        2,644,750(1)
                                                                                                         --------------
                                                                                                              3,756,281
                                                                                                         --------------
                 TOTAL CORPORATE DEBT SECURITIES
                    (Cost $62,348,132) ...............................................................       39,595,286
                                                                                                         --------------
MONEY MARKET FUND -- 2.2%
    13,927,233   BlackRock Provident Institutional, T-Fund                                                   13,927,233
                 TOTAL MONEY MARKET FUND
                    (Cost $13,927,233) ...............................................................       13,927,233
                                                                                                         --------------

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2009 (UNAUDITED)

                                                                                                              VALUE
                                                                                                         --------------
TOTAL INVESTMENTS (Cost $978,075,466***) ...................................................    98.3%    $  634,525,264
OTHER ASSETS AND LIABILITIES (Net) .........................................................     1.7%        11,238,325
                                                                                               -----     --------------
NET ASSETS BEFORE LOAN AND AMPS ............................................................   100.0%+++ $  645,763,589
                                                                                               -----     --------------
LOAN PRINCIPAL BALANCE ...............................................................................     (134,000,000)
AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE ...............................................      (91,775,000)
                                                                                                         --------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK ...........................................................   $  419,988,589
                                                                                                         ==============

----------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**   Securities distributing Qualified Dividend Income only.

***  Aggregate cost of securities held.

**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2009, these securities amounted to $129,735,072 or 20.1% of net assets before the loan and AMPS. These securities have been determined to be liquid under the guidelines established by the Board of Directors.

(1) All or a portion of this security is pledged as collateral for the Fund's loan. The total value of such securities was $445,180,617 at May 31, 2009.

(2)  Foreign Issuer.

+    Non-income producing.

++ The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.

+++ The percentage shown for each investment category is the total value of that category as a percentage of total net assets before the loan and AMPS.

     ABBREVIATIONS:

CABCO   -- Corporate Asset-Backed Corporation
CORTS   -- Corporate-Backed Trust Securities
PFD.    -- Preferred Securities
PVT.    -- Private Placement Securities
STRIPES -- Structured Residual Interest Preferred Enhanced Securities RACERS -- Restructured Asset Certificates with Enhanced Returns

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                        MAY 31, 2009 (UNAUDITED)

ASSETS:
   Investments, at value (Cost $978,075,466) ...................................                  $  634,525,264
   Receivable for investments sold .............................................                       3,323,866
   Dividends and interest receivable ...........................................                      11,943,068
   Prepaid expenses ............................................................                         176,290
                                                                                                  --------------
            Total Assets .......................................................                     649,968,488
LIABILITIES:
   Loan Payable ................................................................   $134,000,000
   Payable for investments purchased ...........................................      3,323,970
   Dividends payable to Common Stock Shareholders ..............................        233,221
   Investment advisory fee payable .............................................        239,367
   Administration, Transfer Agent and Custodian fees payable ...................        101,228
   Servicing agent fees payable ................................................         43,050
   Professional fees payable ...................................................         67,486
   Directors' fees payable .....................................................          6,901
   Accrued expenses and other payables .........................................        130,717
   Accumulated undeclared distributions to Auction Market
      Preferred Stock Shareholders .............................................         58,959
                                                                                   ------------
            Total Liabilities ..................................................                     138,204,899
                                                                                                  --------------
   AUCTION MARKET PREFERRED STOCK (3,671 SHARES OUTSTANDING)
      REDEMPTION VALUE .........................................................                      91,775,000
                                                                                                  --------------
NET ASSETS AVAILABLE TO COMMON STOCK ...........................................                  $  419,988,589
                                                                                                  ==============
NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Distributions in excess of net investment income ............................                  $   (3,270,818)
   Accumulated net realized loss on investments sold ...........................                    (244,980,892)
   Unrealized depreciation of investments ......................................                    (343,550,202)
   Par value of Common Stock ...................................................                         426,285
   Paid-in capital in excess of par value of Common Stock ......................                   1,011,364,216
                                                                                                  --------------
            Total Net Assets Available to Common Stock .........................                  $  419,988,589
                                                                                                  ==============
NET ASSET VALUE PER SHARE OF COMMON STOCK:
      Common Stock (42,628,455 shares outstanding) .............................                  $         9.85
                                                                                                  ==============

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2009 (UNAUDITED)

INVESTMENT INCOME:
   Dividends+ ..................................................................                  $   13,667,334
   Interest ....................................................................                      20,901,743
                                                                                                  --------------
      Total Investment Income ..................................................                      34,569,077
EXPENSES:
   Investment advisory fee .....................................................      $  1,378,277
   Servicing agent fee .........................................................           242,607
   Administrator's fee .........................................................           175,919
   Auction Market Preferred Stock broker commissions and
      auction agent fees .......................................................           129,544
   Professional fees ...........................................................            92,952
   Insurance expense ...........................................................            70,446
   Transfer Agent fees .........................................................            89,177
   Directors' fees .............................................................            39,130
   Custodian fees ..............................................................            34,013
   Compliance fees .............................................................            19,694
   Interest expense ............................................................         3,707,783
   Other .......................................................................            23,240
                                                                                   ------------
      Total Expenses ...........................................................                       6,002,782
                                                                                                  --------------
NET INVESTMENT INCOME ..........................................................                      28,566,295
                                                                                                  --------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized loss on investments sold during the period .....................                     (39,490,016)
   Change in unrealized appreciation/depreciation of investments ...............                     105,801,907
                                                                                                  --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ................................                      66,311,891
                                                                                                  --------------
DISTRIBUTIONS TO AUCTION MARKET PREFERRED STOCK SHAREHOLDERS:
   From net investment income (including changes in accumulated
      undeclared distributions) ................................................                      (1,324,916)
                                                                                                  --------------
NET INCREASE IN NET ASSETS TO COMMON STOCK
   RESULTING FROM OPERATIONS ...................................................                  $   93,553,270
                                                                                                  ==============

----------
+ For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

                                                                                   SIX MONTHS ENDED
                                                                                     MAY 31, 2009         YEAR ENDED
                                                                                      (UNAUDITED)     NOVEMBER 30, 2008
                                                                                   ----------------   -----------------
OPERATIONS:
   Net investment income .......................................................     $ 28,566,295       $  83,941,031
   Net realized loss on investments sold during the period .....................      (39,490,016)       (126,829,653)
   Change in net unrealized appreciation/depreciation of investments ...........      105,801,907        (337,466,507)
   Distributions to AMPS* Shareholders from net investment income,
      including changes in accumulated undeclared distributions ................       (1,324,916)        (17,097,743)
                                                                                     ------------       -------------
   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............       93,553,270        (397,452,872)
DISTRIBUTIONS:
   Dividends paid from net investment income to Common Stock
      Shareholders(1) ..........................................................      (29,151,767)        (68,354,458)
                                                                                     ------------       -------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ............................      (29,151,767)        (68,354,458)
FUND SHARE TRANSACTIONS:
   Increase from shares issued under the Dividend Reinvestment
      and Cash Purchase Plan ...................................................          217,363                  --
                                                                                     ------------       -------------
   NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK RESULTING
      FROM FUND SHARE TRANSACTIONS .............................................          217,363                  --
                                                                                     ------------       -------------
NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO
   COMMON STOCK FOR THE PERIOD .................................................     $ 64,618,866       $(465,807,330)
                                                                                     ============       =============
NET ASSETS AVAILABLE TO COMMON STOCK:
   Beginning of period .........................................................     $355,369,723       $ 821,177,053
   Net increase/(decrease) in net assets during the period .....................       64,618,866        (465,807,330)
                                                                                     ------------       -------------
   End of period (including distributions in excess of net investment
      income of $(3,270,818) and $(1,360,430), respectively) ...................     $419,988,589       $ 355,369,723
                                                                                     ============       =============

----------
*    Auction Market Preferred Stock.

(1)  May include income earned, but not paid out, in prior fiscal year.

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2009 (UNAUDITED)

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations ........................   $  93,553,270
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
   Purchase of investment securities ...........................................     (42,582,065)
   Proceeds from disposition of investment securities ..........................      83,038,252
   Purchase of short-term investment securities, net ...........................     (11,890,904)
   Return of capital received from investments in preferred stocks .............         796,555
   Decrease in dividends and interest receivable ...............................       1,562,944
   Decrease in receivable for investments sold .................................      22,366,134
   Increase in Prepaid expenses ................................................         (94,591)
   Net amortization/(accretion) of premium/(discount) ..........................         278,982
   Increase in payable for investments purchased ...............................       3,323,970
   Decrease in accrued expenses and other liabilities ..........................         (93,193)
   Unrealized appreciation/depreciation on securities ..........................    (105,801,907)
   Net realized loss from investments ..........................................      39,490,016
                                                                                   -------------
      Net cash flow provided in operating activities ...........................      83,947,463
                                                                                   -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Decrease in Loan payable ....................................................     (55,000,000)
   Proceeds from shares reinvested .............................................         217,363
   Increase in payable for AMPS ................................................           4,320
   Decrease in dividend payable to common stock shareholders ...................         (17,379)
   Distributions to common stock shareholders from net investment income .......     (29,151,767)
                                                                                   -------------
      Net cash used by financing activities ....................................     (83,947,463)
                                                                                   -------------
      Net increase/(decrease) in cash ..........................................              --
CASH:
   Beginning of the period .....................................................              --
                                                                                   -------------
   End of the period ...........................................................   $          --
                                                                                   =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Interest paid during the period .............................................       3,808,548
                                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                            FINANCIAL HIGHLIGHTS
                    FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                         SIX MONTHS
                                                            ENDED                        YEAR ENDED NOVEMBER 30,
                                                         MAY 31, 2009  ------------------------------------------------------------
                                                          (UNAUDITED)    2008        2007         2006        2005          2004
                                                         ------------  --------   ----------   ----------  ----------    ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..................  $   8.34      $  19.28   $    23.45   $    22.64  $    24.10    $    25.74
                                                         --------      --------   ----------   ----------  ----------    ----------
INVESTMENT OPERATIONS:
Net investment income .................................      0.67          1.97         2.24         2.04        1.96          2.05
Net realized and unrealized gain/(loss)
   on investments .....................................      1.55        (10.91)       (4.20)        0.95       (0.94)        (0.53)
DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
From net investment income ............................     (0.03)        (0.40)       (0.68)       (0.61)      (0.39)        (0.19)
                                                         --------      --------   ----------   ----------  ----------    ----------
Total from investment operations ......................      2.19         (9.34)       (2.64)        2.38        0.63          1.33
                                                         --------      --------   ----------   ----------  ----------    ----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income ............................     (0.68)        (1.60)       (1.53)       (1.57)      (2.09)        (2.10)
From return of capital ................................        --            --           --           --        0.00(1)         --
From net realized capital gains .......................        --            --           --           --          --         (0.87)
                                                         --------      --------   ----------   ----------  ----------    ----------
Total distributions to Common Stock Shareholders ......     (0.68)        (1.60)       (1.53)       (1.57)      (2.09)        (2.97)
                                                         --------      --------   ----------   ----------  ----------    ----------
Net asset value, end of period ........................  $   9.85      $   8.34   $    19.28   $    23.45  $    22.64    $    24.10
                                                         ========      ========   ==========   ==========  ==========    ==========
Market value, end of period ...........................  $   9.05      $   7.45   $    17.17   $    21.89  $    20.03    $    25.30
Total investment return based on net asset value** ....     29.13%****   (50.63%)     (11.33%)      11.78%       2.81%         5.41%
Total investment return based on market value ** ......     32.82%****   (50.48%)     (15.40%)      17.94%     (13.36%)        6.84%
RATIOS TO AVERAGE NET ASSETS AVAILABLE
   TO COMMON STOCK SHAREHOLDERS:
      Total net assets, end of period (in 000's) ......  $419,989      $355,370   $  821,177   $  999,199  $  964,419    $1,022,084
      Operating expenses including interest
         expense(2) ...................................      3.51%***      2.39%          --           --          --            --
      Operating expenses excluding interest expense ...      1.34%***      1.49%        1.18%        1.15%       1.16%         1.15%
      Net investment income + .........................     15.92%***     10.28%        7.05%        6.32%       6.59%         7.57%
SUPPLEMENTAL DATA:++
      Portfolio turnover rate .........................         7%****       43%          60%          55%         25%           23%
      Total net investments, end of
         period (in 000's) ............................  $645,764      $636,145   $1,363,177   $1,541,199  $1,506,419    $1,564,084
      Ratio of operating expenses including interest
         expense(2)(3) to net assets before loan
         and AMPS .....................................      2.02%***      1.36%          --           --          --            --
      Ratio of operating expenses excluding interest
         expense to net assets before loan and AMPS ...      0.77%***      0.85%        0.75%        0.74%       0.75%         0.75%

*    Auction Market Preferred Stock.

** Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment and Cash Purchase Plan.

***  Annualized.

**** Not Annualized.

+ The net investment income ratios reflect income net of operating expenses, including interest expense, and payments to AMPS Shareholders.

++ Information presented under heading Supplemental Data includes AMPS and loan principal balance.

(1) Return of capital applicable to 2005 only and per share amount was less than $0.005.

(2)  See Note 7.

(3)  Does not include distributions to AMPS Shareholders.

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE OF COMMON STOCK (UNAUDITED)

                             TOTAL                                   DIVIDEND
                           DIVIDENDS   NET ASSET       NYSE        REINVESTMENT
                              PAID       VALUE     CLOSING PRICE     PRICE (1)
                           ---------   ---------   -------------   ------------
December 31, 2008 ......    $0.1140       $8.85         $7.75          $8.40
January 30, 2009 .......     0.1140        8.13          8.18           8.13
February 27, 2009 ......     0.1140        7.01          6.55           6.09
March 31, 2009 .........     0.1140        7.17          6.40           6.73
April 30, 2009 .........     0.1140        7.89          7.68           7.66
May 29, 2009 ...........     0.1140        9.85          9.05           9.65

----------
(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

    The accompanying notes are an integral part of the financial statements.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)

     The table below sets out information with respect to Auction Market Preferred Stock (AMPS) currently outstanding.

                                              INVOLUNTARY
                                 ASSET        LIQUIDATION
             TOTAL SHARES       COVERAGE       PREFERENCE
  DATE     OUTSTANDING (1)   PER SHARE (2)   PER SHARE (3)
--------   ---------------   -------------   -------------
05/31/09*         3,671          139,423         $25,000
11/30/08          3,671          121,819          25,000
11/30/07         21,680           62,900          25,000
11/30/06         21,680           71,112          25,000
11/30/05         21,680           69,502          25,000
11/30/04         21,680           72,153          25,000

----------
(1)  See note 6.

(2) Calculated by subtracting the Fund's total liabilities (excluding the AMPS) from the Fund's total assets and dividing that amount by the number of AMPS shares outstanding.

(3)  Excludes accumulated undeclared dividends.

*    Unaudited.

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

     Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on May 23, 2002, and commenced operations on January 31, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles ("US GAAP") and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors of the Fund. It is determined by dividing the value of the Fund's net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets available to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of its Auction Market Preferred Stock ("AMPS").

     The Fund's preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157") effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted SFAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of May 31, 2009 is as follows:

                                                                      OTHER FINANCIAL
                                                                        INSTRUMENTS
                                                      INVESTMENTS       (UNREALIZED
                                                     IN SECURITIES     APPRECIATION/
VALUATION INPUTS                                     (MARKET VALUE)    DEPRECIATION)*
----------------                                     --------------   ---------------
Level 1 - Quoted Prices ..........................    $167,788,609          $--
Level 2 - Other Significant Observable Inputs ....     465,839,201           --
Level 3 - Significant Unobservable Inputs ........         897,454           --
                                                      ------------          ---
TOTAL ............................................    $634,525,264          $--

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment. As of May 31, 2009, the Fund does not have any other financial instruments.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                                          OTHER FINANCIAL
                                                                            INSTRUMENTS
                                                           INVESTMENTS       (UNREALIZED
                                                          IN SECURITIES     APPRECIATION/
                                                         (MARKET VALUE)    DEPRECIATION)
                                                         --------------   ---------------
BALANCE AS OF 11/30/08 ...............................    $ 6,983,076           $--
Accrued discounts/premiums ...........................             --            --
Realized gain (loss) .................................             --            --
Change in unrealized appreciation (depreciation) .....     (2,599,644)           --
Net purchases (sales) ................................             --            --
Transfers in and/or out of Level 3 ...................     (3,485,978)           --
                                                          -----------           ---
BALANCE AS OF 05/31/09 ...............................    $   897,454           $--

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

     STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 161: In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. The Fund has adopted SFAS 161 as of December 1, 2008. For the six months ended May 31, 2009, the Fund did not hold or transact in any derivatives.

     OPTIONS: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision will be required.

     In June 2006, the FASB issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 became effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The tax periods open to examination by the Internal Revenue Service include the fiscal years ended November 30, 2008, 2007, 2006 and 2005. The Fund's major tax jurisdictions are federal and California. As of May 31, 2009, the Fund has evaluated the adoption of FIN 48 and determined that there is no material impact on the financial statements.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund's Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from US GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences,
(2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to AMPS Shareholders, during 2009 and 2008 were as follows:

              DISTRIBUTIONS PAID IN       DISTRIBUTIONS PAID IN
                FISCAL YEAR 2009             FISCAL YEAR 2008
            ------------------------   ---------------------------
            ORDINARY     LONG-TERM       ORDINARY      LONG-TERM
             INCOME    CAPITAL GAINS      INCOME     CAPITAL GAINS
            --------   -------------   -----------   -------------
Common         N/A          N/A        $68,354,458         $0
Preferred      N/A          N/A        $17,097,743         $0

     As of November 30, 2008, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock shareholders, on a tax basis, were as follows:

                               UNDISTRIBUTED     UNDISTRIBUTED          NET UNREALIZED
CAPITAL (LOSS) CARRYFORWARD   ORDINARY INCOME   LONG-TERM GAIN   APPRECIATION/(DEPRECIATION)
---------------------------   ---------------   --------------   ---------------------------
       ($202,865,050)            $1,171,278           $0                ($451,977,935)

     At November 30, 2008, the composition of the Fund's $202,865,050 accumulated realized capital losses was $39,515,188, $17,502,863, $19,167,841 and $126,679,158 incurred in 2004, 2005, 2007 and 2008, respectively. These losses may be carried forward and offset against any future capital gains through 2012, 2013, 2015 and 2016, respectively.

     EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

     ADDITIONAL ACCOUNTING STANDARDS: In April 2009, the FASB issued Staff Position No. 157-4 "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 clarifies the process for measuring the fair value of financial instruments when the markets become inactive and quoted prices may reflect distressed transactions. FSP 157-4 provides a non-exclusive list of factors a reporting entity should consider when determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity. Under FSP 157-4, if a reporting entity concludes there has been a significant decrease in volume and level of activity for the asset or liability (or similar assets or liabilities), transactions or quoted prices may not be determinative of fair value. Further analysis of the transactions or quoted prices is

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

needed, and an adjustment to the transactions or quoted prices may be necessary to estimate fair value in accordance with FASB Statement No. 157 - Fair Value Measurements. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and must be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. Earlier adoption for periods ending before March 15, 2009 is not permitted. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund's financial statement disclosures.

     In May 2009, the FASB issued Statement of Financial Accounting Standards No 165, "Subsequent Events" ("SFAS 165"). SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. One of the primary objectives of this new Statement is to introduce the concept of the financial statements being available to be issued as a measurement date for evaluating subsequent events. This concept would pertain more to private companies. Entities that have an expectation of widely distributing their financial statements to shareholders, including public entities (such as the Fund), are required to evaluate subsequent events through the date that the financial statements are issued.

3. INVESTMENT ADVISORY FEE, SERVICING AGENT FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.525% of the first $200 million of the Fund's average weekly total managed assets, 0.45% of the next $300 million of the Fund's average weekly total managed assets, and 0.40% of the Fund's average weekly total managed assets above $500 million.

     For purposes of calculating the fees payable to the Adviser, Servicing Agent, Administrator and Custodian, the Fund's average weekly total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction market preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any preferred shares issued by the Fund is not treated as a liability.

     Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund's average weekly total managed assets, 0.10% of the next $300 million of the Fund's average weekly total managed assets and 0.15% of the Fund's average weekly total managed assets above $500 million.

     PNC Global Investment Servicing (U.S.) Inc. ("PNC") serves as the Fund's Administrator. As Administrator, PNC calculates the net asset value of the Fund's shares attributable to Common Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for PNC's services as Administrator, the Fund pays PNC a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% of the Fund's average weekly total managed assets above $1 billion.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     PNC also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PNC's services, the Fund pays PNC a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, and 0.0025% of the Fund's average weekly net assets attributable to Common Stock above $500 million, plus certain out-of-pocket expenses. For purposes of calculating such fee, the Fund's average weekly net assets attributable to the Common Stock are deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding Fund preferred shares and the loan principal balance.

     PFPC Trust Company ("PFPC Trust") serves as the Fund's Custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets and 0.005% of the Fund's average weekly total managed assets above $1 billion.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser or the Servicing Agent a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4. PURCHASES AND SALES OF SECURITIES

     For the six months ended May 31, 2009, the cost of purchases and proceeds from sales of securities excluding short-term investments, aggregated $42,582,065 and $83,038,252, respectively.

     At May 31, 2009, the aggregate cost of securities for federal income tax purposes was $980,701,292 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $9,906,686 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $356,082,714.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

5. COMMON STOCK

     At May 31, 2009, 240,000,000 shares of $0.01 par value Common Stock were authorized.

     Common Stock transactions were as follows:

                                                      SIX MONTHS ENDED      YEAR ENDED
                                                          05/31/09           11/30/08
                                                     -----------------   ---------------
                                                     SHARES    AMOUNT    SHARES   AMOUNT
                                                     ------   --------   ------   ------
Shares issued under the Dividend Reinvestment
   and Cash Purchase Plan ........................   26,736   $217,363     --       $--
                                                     ------   --------    ---       ---

6. AUCTION MARKET PREFERRED STOCK (AMPS)

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The AMPS, which consists of Series M7, T7, W7, Th7, F7, T28 and W28, are senior to the Common Stock and result in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of AMPS are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the AMPS. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, AMPS at a redemption price of $25,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     An auction of the AMPS is generally held every 7 days for Series M7, T7, W7, Th7 and F7 and every 28 days for Series T28 and W28. Existing AMPS Shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. AMPS Shareholders may also trade shares in the secondary market, if any, between auction dates. Since mid-February 2008, the normal functioning of the market for auction market preferred stock of U.S. closed-end funds, including the Fund, has been disrupted, and the Fund's AMPS holders have not been able to sell their shares through the auction process.

     On May 1, 2008, the Fund announced the redemption of approximately 70% of each series of its outstanding AMPS at a redemption price equal to the liquidation preference of $25,000 per share, plus the amount of accumulated but unpaid dividends. Redemptions of 2,226 shares for each of Series T7, W7, Th7, and F7 were completed on May 21, May 22, May 23, and May 27, respectively. Redemption of 1,975 shares of Series T28 was completed on May 21, redemption of 2,226 shares of Series M7 was completed on May 27, and redemption of 1,975 shares of Series W28 was completed on June 5. Total consideration for the liquidation preference of the redemptions was $377 million (See Note 7).

     In addition to the optional redemption discussed above, the Fund announced the mandatory redemption of AMPS shares as noted in the table below. Mandatory redemptions are required under certain circumstances, as discussed above. Shares were redeemed at a redemption price equal to the liquidation

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

preference of $25,000 per share, plus the amount of accumulated but unpaid dividends for each redemption date, respectively.

     DESCRIPTION       $ AMOUNT OF AMPS   ANNOUNCEMENT DATE      PAYMENT DATE
--------------------   ----------------   -----------------   ------------------
Mandatory Redemption      $13,875,000      October 1, 2008     October 20, 2008
Mandatory Redemption      $11,850,000      October 7, 2008     October 27, 2008
Mandatory Redemption      $42,050,000      October 14, 2008    November 3, 2008*
Mandatory Redemption      $ 5,450,000      October 24, 2008   November 10, 2008*

* Shares were redeemed on the date reflected; however, from the Fund's perspective, all of the redemptions were effective as of October 24, 2008. The earlier effective date was due to the unconditional deposit of funds with the paying agent.

     At May 31, 2009, 542 shares for each of Series M7, T7, W7, Th7 and F7, 481 shares for Series T28 and 480 shares for Series W28 of AMPS were outstanding at the annualized rate of 2.69%, 2.68%, 2.68%, 2.77%, 2.69%, 2.77% and 2.82% for
Series M7, T7, W7, Th7, F7, T28 and W28, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. As a result of ongoing disruptions in the auction market, the Fund is paying a dividend rate equal to the maximum rate, as defined in the Fund's Articles Supplementary. The maximum rate is equal to the greater of (i) 175% of the reference rate and (ii) 2.50% plus the reference rate. "Reference Rate" means the applicable "AA" Financial Composite Commercial Paper Rate. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

     The Fund announced on June 26, 2009 (subsequent to the reporting period) the redemptions of 542 shares for each of Series M7, T7, W7, TH7, and F7, 481 shares of Series T28, and 480 shares of Series W28. The redemptions are expected to be, or have already been, completed on July 14, July 15, July 16, July 17, July 13, July 15, and July 30, 2009, respectively. Shares will be (or have been) redeemed at a redemption price equal to the liquidation preference of $25,000 per share, plus the amount of accumulated but unpaid dividends. Total consideration for the liquidation preference of the redemptions will be approximately $91.775 million. The Fund currently intends to draw on its existing debt facility to finance these redemptions. After these redemptions, borrowings from its debt facility will be the Fund's sole source of leverage (See Note 7).

7. COMMITTED FINANCING AGREEMENT

     The Fund entered into a committed financing agreement ("Financing Agreement") on May 1, 2008 which allows the Fund to borrow up to $385 million on a secured basis. The primary use of the proceeds was to redeem a portion of the outstanding shares of AMPS (See Note 6), although the balance may be utilized by the Fund in the normal course of business as financial leverage. As of May 31, 2009, the amount borrowed under the Financing Agreement was $134 million. As of June 30, 2009 (subsequent to the reporting period), the committed amount under the Financing Agreement was reduced to $225.775 million.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Under the original terms of the Financing Agreement, the lender charged an annualized rate of 0.60% on the undrawn (committed) balance ("Commitment Fee"), and the Overnight London Interbank Offered Rate ("Overnight LIBOR") PLUS 0.70% on the drawn (borrowed) balance. The terms of the Financing Agreement were subsequently renegotiated and became effective as of October 20, 2008. Under the new terms of the Financing Agreement, the lender charges an annualized rate of 1.00% on the undrawn (committed) balance, and Three-Month London Interbank Offered Rate - reset every three months - PLUS 1.10% on the drawn (borrowed) balance. The renegotiation of the terms of the Financing Agreement was necessitated by the violation of a net asset value covenant in the Financing Agreement by the Fund as a result of the substantial decline in the value of the Fund's assets. The renegotiation resulted in these limits being reset to then-current market levels, changes in financing rates noted above, and the establishment of a new six-month rolling term to the Financing Agreement. None of the other financial covenants or asset coverage requirements changed materially.

     For the six months ending May 31, 2009, the daily weighted average annualized interest rate on the drawn balance was 2.975% and the average daily loan balance was $160,648,352. In addition, the Fund paid the Lender an arrangement fee (at the origination of the facility on May 1, 2008) equal to 0.25% of the committed amount of $385 million. The arrangement fee was amortized to expenses over a period of six months. LIBOR rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders.

     The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund's assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months' advance notice.

8. PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in a diversified portfolio of preferred securities. This includes fully taxable preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD"). Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in securities issued by companies in the utilities industry and at least 25% of its total assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     The Fund may invest up to 20% of its total assets in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or, if unrated, judged to be comparable in quality by the Adviser, in any case, at the time of purchase. However, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

     The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer, and, under normal market conditions, may invest up to 20% of its total assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities, will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

     In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

9. SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its investment policies, involving any or all of the following: short sales of securities, purchases of securities on margin, futures contracts, interest rate swaps, swap futures, options on futures contracts, options on securities, swaptions, and certain credit derivative transactions including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and options. These transactions are used for hedging or other appropriate risk-management purposes, or, under certain other circumstances, to increase return. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

10. SECURITIES LENDING

     The Fund may lend up to 15% of its total assets (including the value of the loan collateral) to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of May 31, 2009, there were no securities on loan by the Fund.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by PNC as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PNC will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PNC commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PNC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PNC's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2009, $5,024 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PNC in writing, by completing the form on the back of the Plan account statement and forwarding it to PNC, or by calling PNC, directly. A termination will be effective immediately if notice is received by PNC not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PNC will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing and fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from PNC at 1-800-331-1710.

ADDITIONAL COMPENSATION AGREEMENT

     The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.10% of the Fund's total managed assets for certain services, including after-market support services designed to maintain visibility of the Fund.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission ("SEC") on August 7, 2008. This filing as well as the Fund's proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710 and (ii) on the SEC's website at www.sec.gov. In addition, the Fund's proxy voting policies and procedures are available on the Fund's website at www.fcclaymore.com.

PORTFOLIO SCHEDULE ON FORM N-Q

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 28, 2009. The Fund's Form N-Q is available on the SEC's website at www.sec.gov or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

PORTFOLIO MANAGEMENT TEAM

     In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report.

CERTIFICATIONS

     Included in the Annual Written Affirmation submitted to the NYSE, Donald F. Crumrine, as the Fund's Chief Executive Officer, has certified that, as of May 16, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

MEETING OF SHAREHOLDERS

     On April 21, 2009, the Fund held its Annual Meeting of Shareholders and Reconvened Annual Meeting of Shareholders for the following purpose: election of Directors of the Fund ("Proposal 1"). The proposal was approved by the shareholders and the results of the voting are as follows:

PROPOSAL 1: ELECTION OF DIRECTORS.

NAME                                                                      FOR      WITHHELD
-------------------------------------------------------------------   ----------   --------
ANNUAL MEETING
Common Stock and Preferred Stock, voting together as a single class
   Morgan Gust ....................................................   33,596,337    766,615
RECONVENED ANNUAL MEETING
Preferred Stock, voting as a separate class Karen H. Hogan ........        2,406         10

     Donald F. Crumrine, David Gale and Robert F. Wulf continue to serve in their capacities as Directors of the Fund.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                        PRINCIPAL          NUMBER OF FUNDS
                                              TERM OF OFFICE          OCCUPATION(S)        IN FUND COMPLEX
      NAME, ADDRESS,          POSITION(S)      AND LENGTH OF           DURING PAST             OVERSEEN      OTHER DIRECTORSHIPS
          AND AGE           HELD WITH FUND     TIME SERVED*             FIVE YEARS           BY DIRECTOR      HELD BY DIRECTOR**
--------------------------  --------------  ------------------  -------------------------  ---------------  ---------------------
NON-INTERESTED
DIRECTORS:
--------------

DAVID GALE                     Director      Class I Director   President of Delta                4
Delta Dividend Group, Inc.                        since         Dividend Group, Inc.
220 Montgomery Street                          January 2003     (investments)
Suite 1920
San Francisco, CA 94104
Age: 60

MORGAN GUST                    Director     Class II Director   Owner and operator of             4         CoBiz Financial, Inc.
301 E. Colorado Boulevard                         since         various entities engaged                    (financial services)
Suite 720                                      January 2003     in agriculture and real
Pasadena, CA 91101                                              estate; Former President
Age: 62                                                         of Giant Industries, Inc.
                                                                (petroleum refining and
                                                                marketing) from March
                                                                2002 through June 2007

KAREN H. HOGAN+                Director     Class II Director   Active Committee Member           4
301 E. Colorado Boulevard                         since         and Volunteer to several
Suite 720                                       July 2005       non-profit organizations;
Pasadena, CA 91101                                              from September 1985 to
Age: 48                                                         January 1997, Senior Vice
                                                                President of Preferred
                                                                Stock Origination at
                                                                Lehman Brothers and
                                                                previously, Vice
                                                                President of New Product
                                                                Development

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

          CLASS I DIRECTOR - three year term expires at the Fund's 2011 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

          CLASS II DIRECTORS - three year term expires at the Fund's 2012 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

          CLASS III DIRECTORS - three year term expires at the Fund's 2010 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

** Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Total Return Fund.

+ As a Director, represents holders of shares of the Fund's Auction Market Preferred Stock.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                        PRINCIPAL          NUMBER OF FUNDS
                                              TERM OF OFFICE          OCCUPATION(S)        IN FUND COMPLEX
      NAME, ADDRESS,          POSITION(S)      AND LENGTH OF           DURING PAST             OVERSEEN     OTHER DIRECTORSHIPS
          AND AGE           HELD WITH FUND     TIME SERVED*             FIVE YEARS           BY DIRECTOR     HELD BY DIRECTOR**
--------------------------  --------------  ------------------  -------------------------  ---------------  -------------------
NON-INTERESTED
DIRECTORS:
--------------

ROBERT F. WULF                 Director     Class III Director  Financial Consultant;             4
P.O. Box 753                   and Audit           since        Trustee, University of
Neskowin, OR 97149             Committee       January 2003     Oregon Foundation;
Age: 72                        Chairman                         Trustee, San Francisco
                                                                Theological Seminary

INTERESTED
DIRECTOR:
----------

DONALD F. CRUMRINE+, ++        Director,    Class III Director  Chairman of the Board             4
301 E. Colorado Boulevard     Chairman of         since         and Director of Flaherty
Suite 720                    the Board and     January 2003     & Crumrine Incorporated
Pasadena, CA 91101               Chief
Age: 61                        Executive
                                Officer

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

          CLASS I DIRECTOR - three year term expires at the Fund's 2011 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

          CLASS II DIRECTORS - three year term expires at the Fund's 2012 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

          CLASS III DIRECTORS - three year term expires at the Fund's 2010 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

** Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Total Return Fund.

+ As a Director, represents holders of shares of the Fund's Auction Market Preferred Stock.

++ "Interested person" of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund's investment adviser.

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                             PRINCIPAL
                                                TERM OF OFFICE             OCCUPATION(S)
      NAME, ADDRESS,           POSITION(S)       AND LENGTH OF              DURING PAST
         AND AGE              HELD WITH FUND      TIME SERVED               FIVE YEARS
-------------------------  -------------------  --------------  ----------------------------------
OFFICERS:
---------

ROBERT M. ETTINGER              President            Since      President and Director of Flaherty
301 E. Colorado Boulevard                        January 2003   & Crumrine Incorporated
Suite 720
Pasadena, CA 91101
Age: 50

R. ERIC CHADWICK             Chief Financial         Since      Director of Flaherty & Crumrine
301 E. Colorado Boulevard     Officer, Vice        July 2004    Incorporated since June 2006;
Suite 720                     President and                     Vice President of Flaherty &
Pasadena, CA 91101              Treasurer                       Crumrine Incorporated
Age: 34

CHAD C. CONWELL              Chief Compliance        Since      Chief Compliance Officer of
301 E. Colorado Boulevard     Officer, Vice        July 2005    Flaherty & Crumrine Incorporated
Suite 720                     President and                     since September 2005; Vice
Pasadena, CA 91101              Secretary                       President of Flaherty & Crumrine
Age: 36                                                         Incorporated since July 2005;
                                                                Attorney with Paul, Hastings,
                                                                Janofsky & Walker LLP from
                                                                September 1998 to June 2005

BRADFORD S. STONE             Vice President         Since      Director of Flaherty & Crumrine
392 Springfield Avenue        and Assistant        July 2003    Incorporated since June 2006;
Mezzanine Suite                 Treasurer                       Vice President of Flaherty &
Summit, NJ 07901                                                Crumrine Incorporated
Age: 49

LAURIE C. LODOLO                Assistant            Since      Assistant Compliance Officer of
301 E. Colorado Boulevard       Compliance         July 2004    Flaherty & Crumrine Incorporated
Suite 720                   Officer, Assistant                  since August 2004; Secretary of
Pasadena, CA 91101            Treasurer and                     Flaherty & Crumrine Incorporated
Age: 45                    Assistant Secretary

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

     During the six month period ended May 31, 2009, the Board of Directors of the Fund approved, on January 27, 2009, the continuation of the existing investment advisory agreement with the Adviser (the "Investment Advisory Agreement"). The following paragraphs summarize the material information and factors considered by the Board, including the Non-Interested Directors, as well as their conclusions relative to such factors.

     In considering whether to approve the Fund's Investment Advisory Agreement, the Directors considered and discussed a substantial amount of information and analysis provided, at the Board's request, by the Adviser. The Directors also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Directors discussed with management this and other information relating to the Investment Advisory Agreement during the Special Meeting held on January 16, 2009 for that specific purpose and requested additional information about comparative expenses and performance, among other matters. On January 27, 2009, the Directors approved the continuance of the Investment Advisory Agreement. In reaching their determinations relating to continuance of the Investment Advisory Agreement, the Directors considered these discussions and all other factors they believed relevant, including the factors discussed below. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and Directors may have attributed different weights to the various factors. The Directors evaluated this information, and all other information available to them, for the Fund, and their determinations were made separately in respect of each other fund advised by the Adviser. In particular, the Directors focused on the following with respect to the Fund.

NATURE, EXTENT AND QUALITY OF SERVICES.

     The Directors reviewed in detail the nature and extent of the services provided by the Adviser and the quality of those services over the past year and since inception. The Directors noted that these services included managing the Fund's investment program, as well as providing significant administrative services beyond what the Investment Advisory Agreement required. The Directors noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Directors also considered the Adviser's sound financial condition and the Adviser's commitment to its business. The Directors evaluated the Adviser's services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser's knowledge of the preferred securities market generally and the sophisticated hedging strategies the Fund had employed until recently, the reasons why that strategy has been ineffective during the current market dislocation, and why the Adviser has suspended its customary hedging strategy, and (ii) the Adviser's culture of compliance. The Directors reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser's personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Investment Advisory Agreement; (2) the Adviser was responsive to requests of

      Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

the Board and its personnel were available between Board meetings to answer questions from Directors; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Directors also considered the continued efforts undertaken by the Adviser to maintain an effective compliance program. The Directors concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund's investment goals and strategies, the corporate and regulatory environment in which the Fund operates, and the level of services provided by the Adviser, and that the quality of the Adviser's service continues to be high.

INVESTMENT PERFORMANCE.

     The Directors took note of the extraordinary market conditions prevailing over almost the past two years and at present, and expressed their confidence in the Adviser's investment strategies despite recent disappointing absolute performance during this period of continued unprecedented and frequently frantic behavior of market participants. The Directors considered the Fund's relative performance since inception, including its performance in recent fiscal periods. The Directors reviewed the Fund's performance compared to relevant indices and funds thought to be generally comparable to the Fund and examined the differences between the Fund and certain funds in the comparison group. The Directors were assured of the Fund's adherence to its respective investment mandate and, based on their understanding of the Adviser's investment approach and market conditions, expressed their belief that the Adviser's absolute performance would improve as markets normalized.

PROFITABILITY.

     The Directors considered the Adviser's methodology for determining its profitability with respect to the Fund, and the Adviser's profit margin on an after-tax basis attributable to managing the Fund. The Directors noted that declining assets under management has led to declining Adviser profitability, but noted with approval the Adviser's continued commitment to maintain existing personnel and service levels. The Directors also considered that the Adviser provided, at a lower cost, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Directors accepted the Adviser's statement that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

ECONOMIES OF SCALE.

     The Directors noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and, based on recent adverse market conditions and related deleveraging, the Fund's size had declined significantly. Thus, in both these circumstances, the Adviser would not benefit from economies of scale. The Directors considered whether economies of scale could be realized because the Adviser advises other similar funds. Based on their experience, the Directors accepted the Adviser's explanation that significant economies of scale would not be realized because of the complexity of managing preferred securities for separate funds and other portfolios. Nonetheless, the Directors noted that the Fund's advisory fee schedule declines as assets increase beyond a certain level

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

(commonly known as a "breakpoint"), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of economies of scale arising from increased assets. Accordingly, the Directors determined that the existing advisory fee levels reflect possible economies of scale.

     In light of their discussions and considerations as described above, the Directors made the following determinations as to the Fund:

     - the nature and extent and quality of the services provided by the Adviser are reasonable and appropriate and the quality of the services is high;

     - the Fund's overall performance over time has been satisfactory and its performance for the recent period is reflective of market conditions, given the Adviser's portfolio management strategy;

     - the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information, considered over relevant time periods, (ii) the cost of the services provided and profits to be realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

     - there were not at this time significant economies of scale to be realized by the Adviser in managing the Fund's assets, and the fee was structured to provide for a sharing of the benefits of economies of scale.

     Based on these conclusions, the Directors determined that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

DIRECTORS
   Donald F. Crumrine, CFA
      Chairman of the Board
   David Gale
   Morgan Gust
   Karen H. Hogan
   Robert F. Wulf, CFA

OFFICERS
   Donald F. Crumrine, CFA
      Chief Executive Officer
   Robert M. Ettinger, CFA
      President
   R. Eric Chadwick, CFA
      Chief Financial Officer,
      Vice President and Treasurer
   Chad C. Conwell
      Chief Compliance Officer,
      Vice President and Secretary
   Bradford S. Stone
      Vice President and
      Assistant Treasurer
   Laurie C. Lodolo
      Assistant Compliance Officer,
      Assistant Treasurer and
      Assistant Secretary

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@pfdincome.com

SERVICING AGENT
   Claymore Securities, Inc.
   1-866-233-4001

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY & CRUMRINE/CLAYMORE PREFERRED
   SECURITIES INCOME FUND?

   -    If your shares are held in a Brokerage Account, contact your Broker.

   - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent --

               PNC Global Investment Servicing
               (U.S.) Inc.
               1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

(FLAHERTY & CRUMRINE/CLAYMORE LOGO)
PREFERRED SECURITIES
INCOME FUND

                               Semi-Annual Report

                                  May 31, 2009

                               www.fcclaymore.com





ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

 (b) Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND INCORPORATED

By (Signature and Title)*  /S/ DONALD F. CRUMRINE
                           -----------------------------------------------------
                           Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                           (principal executive officer)

Date                       JULY 28, 2009
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ DONALD F. CRUMRINE
                           -----------------------------------------------------
                           Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
                           (principal executive officer)

Date                       JULY 28, 2009
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ R. ERIC CHADWICK
                           -----------------------------------------------------
                           R. Eric Chadwick, Chief Financial Officer, Treasurer, and Vice President
                           (principal financial officer)

Date                       JULY 28, 2009
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.